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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 27, 2005


                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                   333-113543             13-3939229
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


1585 Broadway, 2nd Floor
  New York, New York                                           10036
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 (Address of Principal                                       (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)    761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8     Other Events
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Item 8.01.  Other Events.
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      Filing of Certain Materials.
      ---------------------------

      In connection with the issuance by Morgan Stanley ABS Capital I Inc. of its HELOC Asset-Backed Certificates, Series 2005-1 (the "Certificates"), Morgan Stanley ABS Capital I Inc. is filing herewith the terms and conditions relating to the Financial Guaranty Insurance Policy number AB0855BE issued by Ambac Assurance Corporation relating to the home equity loans.

Item 9.01.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1 Ambac Assurance Corporation Certificate Guaranty Insurance Policy number AB0855BE dated January 27, 2005.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY ABS CAPITAL I INC.




                                    By:         /s/Steven Shapiro
                                        ---------------------------------------
                                        Name:    Steven Shapiro
                                        Title:   Executive Director



Dated:  February 9, 2005


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Exhibit Index
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Exhibit                Description                                      Page
-------                -----------                                      ----
99.1                   Ambac Assurance Corporation
                       Certificate Guaranty Insurance Policy
                       number AB0855BE dated January 27, 2005